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EXHIBIT

10.1          The General Re Corporation 1989 Long Term Compensation Plan



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                             GENERAL RE CORPORATION

                        1989 LONG-TERM COMPENSATION PLAN


                                   AS AMENDED
                            THROUGH DECEMBER 7, 1993


                           INCLUDES AMENDMENTS MADE:
                                    12/12/89
                                    11/14/90
                                    12/11/90
                                    5/29/92
                                    12/7/93


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                             GENERAL RE CORPORATION

                        1989 LONG-TERM COMPENSATION PLAN

1. Purpose. There is hereby established the Long-Term Compensation Plan (the "Plan") of General Re Corporation, a Delaware corporation (the "Company"). The Plan is intended as an incentive and to encourage stock ownership by certain key executive and managerial employees of the Company or any other corporation of which at least 50% of the voting stock is owned, directly or indirectly, by the Company ("Subsidiary"), and to encourage such employees to remain in the employ of the Company or its Subsidiaries and to have a proprietary interest in the success of the Company. The Plan permits granting of Incentive Stock Options, Nonqualified Stock Options, Approved Stock Options, Rights, Annual Incentive Bonuses, Performance Bonuses and Restricted Stock, each as hereinafter defined.

2. Definitions.  For the purposes of this Plan:

         (a) The term "Incentive Stock Option" shall mean an option granted pursuant to the provisions of this Plan which meets the requirements of Section 422A of the Internal Revenue Code of 1986, as amended ("Section 422A").

         (b) The term "Nonqualified Stock Option" shall mean any option granted pursuant to the provisions of this Plan which is neither an Incentive Stock Option nor an Approved Stock Option.

         (c) The term "Approved Stock Option" shall mean any option granted pursuant to the provisions of the United Kingdom Sub-Plan of this Plan. Such options shall not be subject to the provisions of Section 6 of the Plan.

         (d) The term "Right" shall mean any stock appreciation right granted pursuant to the provisions of the Plan.

         (e) The term "Annual Incentive Bonus" shall mean an annual bonus payable in accordance with Section 8.

         (f) The term "Performance Bonus" shall mean a bonus contingent upon the achievement of performance objectives established by the Committee in accordance with Section 8.

         (g) The term "Restricted Stock" means stock delivered subject to the restrictions described in Section 9.

         (h) The term "Grantee" shall mean any person to whom an option, Right, Restricted Stock, Annual Incentive Bonus or Performance Bonus hereunder has been granted.

         (i) The term "Fair Market Value" shall be deemed to be, on a per share basis, the mean between the opening and closing sales price of the Company's Common Stock on the Composite Tape for New York Stock Exchange-Listed Stocks on the date as of which the determination is being made or, if no


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sales were reported on such date, on the next preceding day on which there were sales of the Common Stock so reported.

         (j) The term "Grant Date" shall mean the date on which the Incentive Stock Option, Nonqualified Stock Option, Approved Stock Option, Restricted Stock or Right is authorized by the Committee (as hereinafter defined) or such later date as may be specified by the Committee in such authorization.

         (k) The term "Non-Employee Director" shall mean each member of the Board of Directors of the Company who is not also an employee of the Company.

3.  Administration.

         (a) The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than three members of the Company's Board of Directors who shall be ineligible to receive Incentive Stock Options, Nonqualified Stock Options, Approved Stock Options, Rights, Restricted Stock, Annual Incentive Bonus or Performance Bonuses pursuant to the Plan or stock options or rights under any other plan of the Company or any of its Subsidiaries (unless the Board of Directors determines that such options or rights can be granted pursuant to the Plan or under another plan without adversely affecting the Committee's status as "disinterested" for purposes of Rule 16(b)-3 of the Rules of the Securities Exchange Commission). The Committee shall from time to time at its discretion select employees eligible for Incentive Stock Options, Nonqualified Stock Options, or Approved Stock Options and determine whether the stock option shall be an Incentive Stock Option, Nonqualified Stock Option, or Approved Stock Option, the number of shares subject to such option, the term of such options and whether such option shall be related to Rights and the number of such Rights, and other matters specifically delegated to it under this Plan.

         (b) The Committee shall in its discretion select employees eligible for an Annual Incentive Bonus and/or a Performance Bonus opportunity under the provisions of Section 8(c). The Committee shall also, in its discretion, select employees eligible for Restricted Stock under the provisions of Section 9. The Committee shall determine the amount of Restricted Stock to be awarded to an employee based on the Committee's assessment of the value of the services the employee has rendered to the Company.

         (a) The Committee shall have the final authority to interpret and construe the terms of the Plan and of any Incentive Stock Option, Nonqualified Stock Option, Approved Stock Option, Right, Restricted Stock, Annual Incentive Bonus or Performance Bonus, and any agreements relating thereto. No member of the Committee shall be liable for any action, interpretation or construction made in good faith with respect to the Plan or any Incentive Stock Option, Nonqualified Stock Option, Approved Stock Option, Right, Restricted Stock, Annual Incentive Bonus or Performance Bonus. The Committee may prescribe, amend and rescind rules and regulations relating to the Plan and shall make all other determinations necessary or advisable for administration of the Plan.

         (a) The Board of Directors may fill any Committee vacancy and may remove any member of the Committee at any time with or without cause.


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4.  Eligibility.

         (a) Key executive and managerial employees (including officers, whether or not they are directors) of the Company or of any Subsidiary, which by action of its Board of Directors, shall have elected to participate, shall be eligible to receive Incentive Stock Options, Nonqualified Stock Options, Rights, Restricted Stock, Annual Incentive Bonus or Performance Bonuses. An eligible employee holding Incentive Stock Options may be granted Nonqualified Stock Options and/or additional Incentive Stock Options and an eligible employee holding Nonqualified Stock Options may be granted Incentive Stock Options and additional Nonqualified Stock Options.

         (b) Incentive Stock Options may not be granted to any employee who at the time such Incentive Stock Option is granted owns more than 10 percent of the total combined voting power of all classes of stock of the Company unless the purchase price of such shares of common stock issuable upon exercise is not less than 110 percent of the fair market value of such shares on the date such option is granted, and such option is not exercisable after the expiration of five years from the date such option is granted.

         (c) Employees described in subsection (a) whose remuneration is liable to income tax in the United Kingdom under Schedule E (i.e., employees who are resident and ordinarily resident in the United Kingdom and whose duties are performed there) shall also be eligible to receive Approved Stock Options.

         (d) Each Non-Employee Director will automatically receive a Nonqualified Stock Option to acquire 500 Shares of Common Stock of the Company on the first business day of each calendar year during which such Non-Employee Director shall serve on the Company's Board of Directors.

5.  Stock.

         (a) The stock subject to Incentive Stock Options, Nonqualified Stock Options, Approved Stock Options, Rights, Units and Restricted Stock shall be shares of the Company's Common Stock. Stock issued as Restricted Stock or issued pursuant to the exercise of options or rights may be authorized but unissued Common Stock or Common Stock held in the Company's treasury. The total number of shares of Common Stock with respect to which Incentive Stock Options, Nonqualified Stock Options, Approved Stock Options, and Restricted Stock may be granted and the maximum number of shares of Common Stock that may be issued under the Plan in payment of Rights, Units or Annual Incentive or Performance Bonuses may equal but shall not exceed in the aggregate 4.0 million shares; provided, however, that from the aggregate limit of 4.0 million shares, the maximum number of shares of Common Stock with respect to which Nonqualified Stock Options may be granted to Non-Employee Directors shall not exceed 40,000 shares. Such number of shares shall be adjusted in accordance with the provisions of Section 6(g) of the Plan.

         (b) For purposes of determining the number of shares of Common Stock remaining available under the Plan, the exercise of a Right related to an option shall be equivalent to the exercise of the related Incentive Stock Option, Nonqualified Stock Option, or approved Stock Option. If Incentive Stock Options, Nonqualified Stock Options, or Approved Stock Options expire or are terminated, the corresponding shares of Common Stock may again be subject to either Incentive Stock Options, Nonqualified Stock Options or Approved Stock Options. An outstanding related Right shall not be taken into account in determining the aggregate number of shares with respect to which Incentive Stock Options, Nonqualified Stock Options, and Approved Stock Options may thereafter be granted.


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6. Terms and Conditions of Incentive Stock Options, Nonqualified Stock Options
and Rights. Incentive Stock Options, Nonqualified Stock Options and Rights granted pursuant to the Plan by the Committee shall be evidenced by agreements in such form as the Committee shall from time to time determine, which agreements shall comply with and be subject to the following terms and conditions:

         (a) Incentive Stock Options, Nonqualified Stock Options and Rights:

                  (1) Each Incentive Stock Option shall state the Number of Shares to which it pertains. The aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the stock with respect to which Incentive Stock Options first become exercisable during any calendar year under the terms of this Plan for any Grantee may not exceed $100,000. For purposes of this $100,000 limit, the Grantee's Incentive Stock Options under this Plan and all plans maintained by the Grantee's employer corporation and its parent and subsidiary corporations shall be aggregated.

                  (2) Each Nonqualified Stock Option shall state the number of shares to which it pertains. Each related Right shall state the number of shares to which it pertains. The total number of shares of Common Stock with respect to which Nonqualified Stock Options or Rights may be granted to any one individual under the Plan through December 31, 1994 may equal but shall not exceed ten percent (10%) of the aggregate number of shares of Common Stock that may be issued under the Plan, as stated in Section 5(a).

         (b) Exercise Price:

         Each Incentive Stock Option, Nonqualified Stock Option, and related Right shall state the price at which it may be exercised ("Exercise Price"). The Exercise Price shall be the Fair Market Value of the Common Stock of the Company on the date of the grant of the stock option. The Exercise Price of a Right related to an option, regardless of when issued, shall be the same as the Exercise Price of the Incentive Stock Option or Nonqualified Stock Option to which it relates.

         (c) Medium and Time of Payment:

         The Exercise Price with respect to options generally shall be payable in United States dollars upon exercise of the Incentive Stock Option or Nonqualified Stock Option and may be paid in cash or by certified check, bank draft or postal or express money order. The Committee shall have the power to accept payment of the Exercise Price from residents of a foreign country in currency of that country. The Company may, at the request of a Grantee, arrange short-term outside financing for the purpose of financing the Exercise Price of the Option. The Committee may also, at the request of a Grantee, approve and comply with any procedures necessary to allow a broker to sell and remit to the Company the sales proceeds of the portion of the shares to be acquired upon exercise with a Fair Market Value equal to the sum of the Exercise Price and any tax withholding required by subsection (i). The Committee may, in its discretion, at the request of a Grantee, accept prior acquired shares of Common Stock in partial or full payment of the Exercise Price. Common Stock so accepted shall be valued at its Fair Market Value on the day prior to the date the Incentive Stock Option or Nonqualified Stock Option is exercised.


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         (d) Term and Exercise of Incentive Stock Options, Nonqualified Stock
Options and Rights:

                  (1) No stock option or Right issued under this Plan shall be exercisable either in whole or in part prior to approval of the Plan by stockholders of the Company and prior to compliance with all requirements of law governing the issuance of such shares and exercise of stock options and Rights. After such approval and compliance, each Incentive Stock Option, Nonqualified Stock Option or Right shall be exercisable in whole or in part at such time or times as the Committee in its sole discretion may determine; provided; however, Non-qualified Stock Options issued to Non-Employee Directors shall provide that such Options shall be exercisable (or become vested) immediately as of the date of grant. Further, no Incentive Stock Option granted to an employee described in
Section 4(b) shall be exercisable after the expiration of five years from the Grant Date. No Incentive Stock Option granted to any other employee and no Nonqualified Stock Option or Right shall be exercisable after the expiration of ten years from the Grant Date. No less than 100 shares may be purchased at any one time under an option or Right unless the number purchased is the total number at the time purchasable under such option or Right. During the lifetime of a Grantee, an Incentive Stock Option, Nonqualified Stock Option or Right shall be exercisable only by the Grantee and shall not be assignable or transferable, other than by will or by the laws of descent or distribution, by the Grantee and no other persons shall otherwise acquire any rights therein. A Right related to an option, regardless of when granted, may be exercised at the same time and under the same conditions as the Incentive Stock Option or Nonqualified Stock Option to which it relates, provided that no such Right may be exercised during the first six months of its term.

         (e) Acceleration of Date on Which an Incentive Stock Option, Nonqualified Stock Option or Right May Be Exercised:

                  (1) The Committee may advance the date on which all or any portion of any option or Right may be exercised, provided that no option or Right held by a Grantee who would be subject to Section 16(b) of the Securities Exchange Act of 1934 with respect to such option shall be exercised during the first six months of its term.

                  (2) Notwithstanding any other provision to the contrary, all Incentive Stock Options, Nonqualified Stock Options and Rights shall become immediately and fully exercisable (in whole or in part in the discretion of the holder thereof) if (i) any person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Company with respect to which 20% or more of the total number of votes for the election of the Board of Directors of the Company may be the case; (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election or combination of the foregoing, the persons who were prior to the institution thereof directors of the Company shall cease to constitute a majority of the Board of Directors of the Company; or (iii) stockholders of the Company shall approve an agreement pursuant to which the Company will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all of the assets of the Company.

         (f) Termination of Employment, Termination of Board Service or Death:

                  (1) In the event a Grantee's employment or Board Service shall terminate on account of death, disability or retirement, the Grantee may exercise all Nonqualified Stock Options, Rights or Incentive Stock Options that are exercisable through the date of termination. Said Nonqualified Stock


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Options and Rights must be exercised within the earlier of (i) five years of such date or (ii) the expiration date of the Nonqualified Stock Option or Right, and Incentive Stock Options must be exercised within the earlier of (i) three months of such date (or one year if terminated on account of death or disability) or (ii) the expiration date of the Incentive Stock Option.

                  (2) In the event a Grantee's employment or Board Service shall terminate on account of resignation, discharge not for causes or expiration of elected term, the Grantee may exercise all Nonqualified Stock Options, Rights and Incentive Stock Options that are exercisable through the date of termination or, in the case of Employee Nonqualified Stock Options, such later date as the Committee may in its sole discretion specify. Said Nonqualified Stock Options, Rights, and Incentive Stock Options must be exercised prior to their respective expiration dates and also within the later of (i) three months following the date of termination or, (ii) in the case of Employee Nonqualified Stock Options, such later date as the Committee may in its sole discretion specify. If a Grantee's employment shall terminate on account of discharge for cause, no exercise period shall exist and the Grantee shall forfeit all Nonqualified Stock Options, Rights or Incentive Stock Options as of the date of termination.

                  (3) For this purpose, discharge for cause shall mean termination of employment by the Employer which the Committee, in its discretion, determines to be for cause.

                  (4) To the extent not then exercisable in accordance with this Section, the Incentive Stock Options, Nonqualified Stock Options, or Right of a Grantee who resigns or whose employment terminates shall, except as set forth in
Section 6(g), terminate on the date his employment terminates.

                  (5) Termination of employment shall be considered to occur when an employee is no longer an employee of the Company or any Subsidiary. Whether an authorized leave of absence or absence on military or government service shall constitute termination of employment for purposes of this Plan shall be determined by the Committee. Retirement shall be considered to mean retirement pursuant to any applicable retirement plan of the Company or any of its Subsidiaries. Any Incentive Stock Option or Nonqualified Stock Option exercisable after death may be exercised by the decedent's personal representatives.

                  (6) A parental leave shall not constitute termination of employment for purposes of this Plan provided that the employee returns to active employment with the Company or any subsidiary within twelve (12) consecutive months of the date the parental leave began. In the event that an employee does not return to active employment on or before the twelve (12) month anniversary date of the date the parental leave began, the employee shall have three (3) months following the anniversary date of the parental leave within which to exercise all Non--qualified Stock Options and Rights and Incentive Options that are exercisable through the employee's date of termination. For purposes of the Plan, "parental leave"means the absence of an employee from active employment, due to the birth of a child, placement of a child with the employee in connection with adoption of such child by the employee, or caring for a child immediately following such birth or placement for adoption, provided that the absence from employment does not exceed twelve (12) consecutive months, excluding the period of absence in which the employee is physically disabled due to pregnancy.


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         (g) Recapitalization, Merger, Consolidation and Similar Transactions:

                  (1) Subject to any required action by stockholders, the aggregate number of shares of Common Stock on which Incentive Stock Options or Nonqualified Stock Options may be granted hereunder, the number of shares thereof covered by each outstanding Incentive Stock Option, Nonqualified Stock Option and Right and the Exercise Price of each Incentive Stock Option, Nonqualified Stock Option or Right shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend on the Common Stock other than a stock dividend that is a substitute for a cash dividend or any other increase in the number of such shares effected without receipt of consideration by the Company provided no such adjustment in Exercise Price may reduce the Exercise Price to an amount per share which is less than the par value of such share.

                  (2) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation in which the Company is the surviving corporation but the holders of Common Stock receive securities of another corporation), any Incentive Stock Option, Nonqualified Stock Option or Right granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock equal to the number of shares subject to the Incentive Stock Option, Nonqualified Stock Option or Right would have been entitled. In the event of the dissolution or liquidation of the Company, a merger of Company, a merger or consolidation in which the Company is not the surviving corporation or a merger or consolidation in which the Company is the surviving corporation but the holders of Common Stock receive securities of another corporation, the Committee shall, in its discretion, have the power, prior to such event, (i) to cancel any or all Incentive Stock Options, Nonqualified Stock Options, and Rights which are then exercisable and, in consideration of such cancellation, pay to each Grantee an amount in cash with respect to each share of Common Stock as to which an Incentive Stock Option, Nonqualified Stock Option or Right is then exercisable equal to the difference between the value per share of the consideration, as determined by the Committee in its discretion, received by holders of Common Stock as a result of such dissolution, liquidation, merger or consolidation and the Exercise Price, and to terminate without consideration all Incentive Stock Options, Nonqualified Stock Options and Rights not then exercisable; or (ii) if the holders of Common Stock receive property other than cash as a result of such dissolution, liquidation, merger or consolidation, to provide for the exchange of an Incentive Stock Option, Nonqualified Stock Option or Right which is then exercisable for an Incentive Stock Option or Right on some or all of such property and, incident thereto, make an equitable adjustment, as determined by the Committee, in the Exercise Price of each affected Incentive Stock Option, Nonqualified Stock Option or Right, the number of shares or other property subject to the Incentive Stock Option, Nonqualified Stock Option or Right and, if appropriate, provide for a cash payment to the optionees in partial consideration for the exchange for their Incentive Stock Option, Nonqualified Stock Option or Right and to terminate without consideration all Incentive Stock Options, Nonqualified Stock Options or Rights not then exercisable. The foregoing adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                  (3) If changes in capitalization of the Company other than those referred to above shall occur, the Committee may, but need not, make such adjustments in the number and class of shares for which Incentive Stock Options, Nonqualified Stock Options or Rights may thereafter be granted or in the


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number and class of shares remaining subject to Incentive Stock Options,
Nonqualified Stock Options and Rights then outstanding and in the Exercise Price as the Committee may consider appropriate to prevent dilution or enlargement of rights.

                  (4) Except as provided in this Section 6(g) and Section 6(e)(2), the Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, any dissolution, liquidation, merger, consolidation or change in control or any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class and no adjustment by reason thereof shall be made with respect to the Exercise Price or number of shares of Common Stock subject to an Incentive Stock Option, Nonqualified Stock Option or Right.

         (h) Rights of a Stockholder:

         A Grantee or a transferee of an Incentive Stock Option, Nonqualified Stock Option or Right shall have no rights as a stockholder with respect to any shares covered by his or her option or right until the date as of which stock is issued following exercise of such option or right. Except as herein provided, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or any other distributions for which the record date is prior to the date as of which such stock is issued.

         (i) Withholding of Taxes:

         No Incentive Stock Option, Nonqualified Stock Option or Right may be exercised unless the Grantee has paid or has made provision satisfactory to the Committee for payment of, federal, state and local income taxes, or any other taxes (other than stock transfer taxes) which the Company may be obligated to collect as a result of the issue or transfer of Common Stock upon such exercise of an Incentive Stock Option or Nonqualified Stock Option or the exercise of any Right satisfied wholly or partly in Common Stock. In its sole discretion, and at the request of a Grantee, the Committee may permit a Grantee (including the Company's officers and directors who are in compliance with Rule 16b- 3e(3)) to satisfy the obligation imposed by this Section, in whole or in part, by instructing the Company to withhold up to that number of shares otherwise issuable to the Grantee with a Fair Market Value equal to the amount of tax to be withheld.

         (j) Other Provisions:

         The Committee may, as a condition precedent to the exercise of any Incentive Stock Option, Nonqualified Stock Option or Right, require the Grantee of the Incentive Stock Option, Nonqualified Stock Option or Right (including, in the event of the Grantee's death, his legal representatives, legatees or distributees) to enter into such agreement or to make such representations as may be required to make lawful the exercise of the Incentive Stock Option, Nonqualified Stock Option or Right and the ultimate disposition of the shares acquired by such exercise. The agreements authorized under the Plan pursuant to which Incentive Stock Options, Nonqualified Stock Option, or Rights are granted shall contain such other provisions, consistent with the Plan, as the Committee shall deem advisable.


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         (k) Reload Options

                  (1) In the event a Grantee exercises a Nonqualified Stock Option by using shares of Common Stock, which the Grantee has owned for at least six (6) months, in partial or full payment of the Exercise Price, the Grantee shall automatically be granted a new Nonqualified Stock Option to purchase a number of shares of Common Stock equal to the number of shares of Common Stock used in payment of the Exercise Price (the "Reload Option").

                  (2) Notwithstanding any provision of this Plan to the contrary, (a) the Reload Option shall be exercisable (or become vested) one year after the date of grant provided that as of that date, the Grantee owns shares of common stock acquired as a result of the exercise of the original Nonqualified Option equal to the excess of the shares received on exercise of the original Nonqualified Option less the sum of the exercise price of the original Nonqualified Option plus any income tax due as a result of the exercise of the original Nonqualified Option, and (b) the Reload Option shall expire on the same date that the original Nonqualified Option (with respect to which the Reload Option was granted) would have expired by its terms. All other provisions of this Plan pertaining to Nonqualified Options shall apply to Reload Options.

7.  Grant and Exercise of Rights

         (a) Granting of Rights Related to Options:

                  (1) Rights may be granted by the Committee with respect to any Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan. Such Rights may be granted at the time of the grant of the related option or at any time during the term of such option prior to the exercise thereof. Each such related Right shall be subject to the same terms and conditions (and any such additional terms and conditions as the Committee may deem appropriate) as the option to which it relates, subject to the requirement of Article 6(d) that no related Right may be exercised during the first six months of its term, and further that no related Right may be exercised with respect to less than 100 shares unless it is exercised with respect to all shares then exercisable. On the exercise of all or a portion of a related Right, all or such portion of the option related to the Right which has been exercised shall terminate. On the exercise of all or a portion of an option which is related to a Right, all or such portion of the Right which is related to the option which has been exercised shall terminate.

                  (2) With respect to Rights related to an Incentive Stock Option, the following conditions shall apply to such related Right:

                           (i) The Right shall expire no later than the
underlying Incentive Stock Option;

                           (ii) The Right shall be for no more than 100% of the
difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the stock subject to the underlying Incentive Stock at the time the Right is exercised;

                           (iii) The Right shall be transferable only when the
underlying Incentive Stock Option is transferable, and under the same conditions;


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                           (iv) The Right may be exercised only when the
underlying Incentive Stock Option is eligible to be exercised and only when the Fair Market Value of the stock subject to the underlying Incentive Stock Option exceeds the Exercise Price.

         (b) Exercise of Rights:

         Upon exercise of a Right, unless subject to Section 7(c), the Grantee shall be entitled to receive an amount equal to the product of:

                  (1) the amount by which the Fair Market Value of the Common Stock of the Company on the date of exercise of the Right exceeds the Exercise Price per share specified in the Right, multiplied by

                  (2) the number of shares of Common Stock in respect of which the Right shall have been exercised.

         (c) Form and Time of Payment of Related Rights:

                  (1) The amount to which a Grantee is entitled on exercise of a related Right may be satisfied in Common Stock, in cash or in a combination of both, as determined by the Committee, in its discretion. If the Committee determines to satisfy all or part of the amount due the Grantee in Common Stock, the number of shares of Common Stock to which the Grantee is entitled shall be the largest whole number obtained by dividing the dollar amount to be satisfied in Common Stock pursuant to the exercise of the related Right by the Fair Market Value of the Common Stock, on the date of exercise. No fractional shares shall be distributed on exercise of any related Right.

                  (2) The cash and/or Common Stock to which a Grantee is entitled on exercise of a related Right shall be paid to such Grantee immediately on exercise of such related Right.

8.   Annual Incentive Bonuses; Performance Bonuses.

         (a) Annual Incentive Bonuses:

         The Committee shall determine an annual incentive goal for the Company and its subsidiaries for each Award Period, comprised of a fiscal year, and shall select from among the employees those individuals eligible to receive Annual Incentive Bonuses and shall determine the dollar amount of each such employee's Annual Incentive Bonus based upon such criteria as shall be developed by the Committee in its sole discretion.

         (b) Performance Bonuses:

                  (1) The Committee shall designate Award Periods of not less than three nor more than five consecutive fiscal years, the first Award Period to commence January 1, 1989, with respect to which Performance Bonuses shall be awarded. Prior to the commencement of each Award Period, the Committee shall determine for each Grantee or group of Grantees a Performance Objective. The Performance Objective shall be expressed on a before-tax or after-tax basis in earnings per share, net


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earnings, return on invested capital, or return on equity investment or in such other manner as the Committee deems an appropriate measure of performance. Also prior to the commencement of an Award Period the Committee shall determine the employees eligible to receive Performance Bonus opportunities for such Award Period, the amount of the Performance Bonus opportunity for each Grantee, and the distributable percentage to be applied to the Performance Bonus opportunity in the event the Performance Objective for the Award Period is not fully achieved. In the case of an Award Period consisting of five consecutive fiscal years, during the first three such years the Committee may in its discretion select additional employees to receive a Performance Bonus, determine for each such Grantee a Performance Objective based on his entry into the Plan as of January 1 of the year following his selection and the amount of his Performance Bonus opportunity, and determine the distributable percentage to be applied to the Performance Bonus opportunity in the event the Performance Objective for the shorter Award Period is not achieved. The Committee shall cause each Grantee to be notified in writing of his Performance Objective and Performance Bonus opportunity as soon as practicable after such grant.

         (c)  Termination of Employment:

         If a Grantee's employment by the Company or a subsidiary terminates for any of the reasons stated below prior to the end of an Award Period for which he was (a) eligible for an Annual Incentive Bonus, or (b) awarded a Performance Bonus opportunity, the amount of his Bonus shall be determined as follows:

                  (1) If the Grantee retires pursuant to any applicable retirement plan of the Company or any of its subsidiaries, or if the Grantee dies, is disabled, or his employment is involuntarily terminated not for cause or in such other circumstances as the Committee may in its sole discretion determine, such Grantee shall receive the proportion of his Bonus (upon determination by the Committee of the degree of success in achieving the objective) which the number of full months of active service of the Grantee during the Award Period bears to the total number of months in such Award Period, with "disability" being defined as physical or mental condition that renders the Grantee incapable of performing the work for which the Grantee was employed or similar work and that qualifies the Grantee for benefits under a Company-sponsored or subsidiary-sponsored long-term disability plan;

                  (2) If the Grantee resigns or is discharged he will forfeit his Bonus, provided, however, that if said Grantee's employment terminates in the last year in a Performance Bonus Award Period, such Grantee shall receive whatever portion of his Performance Bonus as the Committee in its sole discretion shall determine. Whether an authorized leave of absence or absence on military or government leave shall constitute termination of employment for purposes of the Plan shall be determined by the Committee.

         (d) Crediting and Payment of Bonuses:

                  (1) The Committee shall determine, in its sole discretion, to credit, award or pay Annual Incentive Bonuses and Performance Bonuses in cash, stock, Units or Nonqualified Stock Options, or some combination thereof, and may, in its sole discretion, offer a Grantee the opportunity to select among such alternatives for some or all of his Annual Incentive Bonus or Performance Bonus, provided that in the case where a Grantee is offered a selection between Units and/or Nonqualified Stock Options and cash or stock, such selection must be made, in the case of the Annual Incentive Bonus - before the beginning of the applicable Award Period, and in the case of the Performance Bonus - before the beginning of the last year in the Award Period.

                  (2) A "Unit" is an accounting entry maintained by the Company for the purpose of reflecting the Company's unsecured and unfunded promise to deliver one share of stock to the Grantee upon the fifth anniversary of the date of grant, or earlier in the event of the Grantee's death, disability, retirement on or after age 60, a "Change-in-Control", as defined in Section 9(d) hereof, or as otherwise determined by the Committee in its sole discretion. In converting a Bonus to Units the Committee shall determine, in its sole discretion, the value of the Units to be credited to a Grantee's account by taking into account the illiquidity of the Units, the five-year investment risk, the absence of voting rights and the risk of forfeiture, provided that the value shall in any event never be less than 75% of the Fair Market Value of Common Stock on the date of grant. Additional Units shall be credited to the Grantee's account to reflect cash dividends, as determined by the Committee in its sole discretion. Also, in the event of any change in the outstanding shares of Common Stock by reason of the issuance of additional shares, recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction, the Committee shall proportionately adjust, in an equitable manner, the number of Units credited to a Grantee's account. Any new Units credited with respect to an original grant of Units shall be treated as if credited as of such original grant date. Units may not be transferred, assigned, pledged or hypothecated in any manner. Until such time as Common Stock is deliverable to the Grantee, he will have none of the rights of a shareholder but only as a general creditor of the Company. If during the time Units are outstanding a Grantee's employment is terminated for cause or the Grantee engages in the unauthorized use of proprietary information, both of which conditions shall be determined by the Committee in its sole discretion, the Grantee shall forfeit all Units credited to his account. No Common Stock shall be issued with respect to a Unit unless the Grantee has paid or made provision satisfactory to the Committee for payment of federal, state and local income taxes or any other taxes (other than stock transfer taxes) which the Company may be obligated to collect as a result of the issue or transfer of such Common Stock. In its sole discretion, and at the request of a Grantee, the Committee may permit a Grantee (including the Company's officers and directors who are in compliance with Rule 16b-3e(3)) to satisfy the tax obligation, in whole or in part, by instructing the Company to withhold up to that number of shares otherwise issuable to the Grantee with a Fair Market Value equal to the amount of tax to be withheld.

         (e) If (i) any person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Company with respect to which 20% or more of the total number of votes for the election of the Board of Directors of the Company may be cast; (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election or combination of the foregoing, the persons who were prior to the institution thereof directors of the Company shall cease to constitute a majority of the Board of Directors of the Company; or (iii) stockholders of the Company shall approve an agreement pursuant to which the Company will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all of the assets of the Company, then upon the date of any such occurrence all Performance Bonuses if any shall become fully payable or creditable, where applicable, to the extent the Committee in its sole discretion determines that the Performance objectives have been met, but in no event for an amount greater than the proportion of the Performance Bonus which the number of months served during the Award Period prior to such occurrence bears to the total number of months in the Award Period.

9.  Restricted Stock

         (a) Transfer of Restricted Stock. As soon as practicable following the Grant Date, the Committee shall transfer to the name of each Grantee any and all awarded shares of Restricted Stock.

         (b) Rights and Obligations With Respect to Restricted Stock. A certificate or certificates for all shares of Restricted Stock registered in the name of a Grantee shall be promptly drawn and held for the Grantee by the Company. The Grantee shall thereupon be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares. As the restrictions are released, a certificate (without the legend mentioned below) for the number of shares with respect to which restrictions have been released will be delivered to the Grantee as soon as practicable.

         Such Restricted Stock, and any new, additional or different securities, cash or other property, the Grantee may become entitled to receive with respect to such Restricted Stock by virtue of the events described in Section 9(e) shall be subject to the restrictions described in Section 9(c). In order to enforce such restrictions, the Committee shall cause a legend or legends to make specific reference to such restrictions on all certificates for Restricted Stock.

         (c) Specific Restrictions and Release of Restrictions. Prior to their release as provided below, all shares of Restricted Stock held by a Grantee shall be subject to the following restrictions:

                  (1) In addition to such other restrictions that the Committee may deem advisable in its sole discretion, the Restricted Stock may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of by the Grantee until their release as provided below;

                  (2) The above restrictions on the shares of Restricted Stock shall be released with respect to the percentage of shares as of such date (or such dates), as determined by the Committee in its sole discretion;

                  (3) In the event of the Grantee's termination of employment with the Company due to (i) disability or (ii) retirement on or after Normal Retirement Date under the Company's Retirement Plan, all restrictions on the shares of such Restricted Stock held by the Grantee shall lapse;

                  (4) In the event of the Grantee's termination of employment due to the Grantee's death, all restrictions on the shares of such Restricted Stock held by the Grantee shall lapse and such shares shall be delivered to the Grantee's Beneficiary. Each Grantee shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the shares, if any, payable under the Plan upon the Grantee's death. A Grantee may, from time to time, revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of the date prior to such receipt;

                  (5) In the event of the Grantee's termination of employment after the Grant Date for reasons other than those stated in Sections 9(c)(3) and 9(c)(4) above and Section 9(d) below, the provisions of Section 9(c)(2) shall determine the percentage of shares with respect to which restrictions are released, and the Grantee shall forfeit all shares of Restricted Stock on which restrictions still apply; provided, however, that the Committee may, at its sole discretion, determine that, as to the Grantee, all restrictions on shares of such Restricted Stock held by the Grantee shall lapse.

                  (d) Change in Control. If a Change in Control occurs and the Grantee's employment with the Company terminates (other than by reason of death, disability, retirement on or after Normal Retirement Date under the Company's Retirement Plan, termination for cause or voluntary termination by the Grantee except for Good Reason) within two years thereafter, then upon the date of any such occurrence, all restrictions on the date of any such occurrence, all restrictions on all shares of Restricted Stock (or cash, securities or other property) held by the Grantee under the Plan shall be released. Notwithstanding the foregoing, if a Change in Control occurs, the Committee may, at its sole discretion, determine that all or some percentage of the restrictions shall lapse as to the shares of such Restricted Stock held by the Grantee. A "Change in Control" shall occur if (i) any person, including a "group" as defined in
Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Company with respect to which 20% or more of the total number of votes for the election of the Board of Directors of the company may be cast; (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election or combination of the foregoing, the persons who were prior to the institution thereof directors of the Company shall cease to constitute a majority of the Board of Directors of the Company; or (iii) stockholders of the Company shall approve an agreement pursuant to which the Company will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all of the assets of the Company. "Termination for Cause" means any separation from service by the Grantee from his employer which is effected by reason of fraud, deceit, or other gross misconduct by the Grantee performed within the scope of his employment. "Termination for Good Reason" means any separation from service because of the involuntary assignment of the Grantee to duties materially different from his position prior to such Change in Control or a reduction of the Grantee's salary which is greater than ten percent of the Grantee's salary at the annual rate in effect at the time of the Change in Control.

                  (e) Recapitalization, Merger, Consolidation and Similar Transactions.

                           (1) Subject to any required action by stockholders,
the aggregate number of shares of Common Stock from which Restricted Stock may be granted hereunder shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend on the Common Stock, other than a stock dividend that is a substitute for a cash dividend, or any other increase in the number of such shares effected without receipt of consideration by Company.

                           (2) Subject to any required action by stockholders,
in the event of the dissolution or liquidation of the Company, a merger or consolidation of the Company, a merger or consolidation in which the Company is not the surviving corporation, or a merger or consolidation in which the Company is the surviving corporation but the holders of Common Stock receive securities of another corporation; any Restricted Stock granted hereunder shall pertain to and apply to the securities, cash or other property (subject to adjustment by cash payment in lieu of fractional interests) to which a holder of the number of shares of Common Stock equal to the number of shares of Restricted Stock would have been entitled.

                           (3) If changes in capitalization of the Company other
than those referred to above shall occur, the Committee may, but need not, make such adjustments in the number and class of shares of Restricted Stock that may thereafter be granted or in the number and class of shares of Restricted Stock then outstanding as the Committee may consider appropriate to prevent dilution or enlargement of rights.

         (f) Withholding of Taxes. Prior to the registration of any shares of Restricted Stock in the name of a Grantee or the delivery of any shares with respect to which restrictions have been released, the Grantee shall pay or make provisions satisfactory to the Committee for the payment of all federal, state, and local income taxes, or any other taxes (other than stock transfer taxes) that the Company may be obligated to collect as a result of the issuance of such shares. In its sole discretion, and at the request of a Grantee, the Committee may permit a Grantee (including the Company's officers, directors, and 10 percent shareholders who are in compliance with Rule 16b-3e(3)) to satisfy the obligation imposed by this Section, in whole or in part, by instructing the Company to withhold up to that number of unrestricted shares otherwise deliverable to the Grantee with a Fair Market Value equal to the amount of tax to be withheld.

10. Term of Plan. Subject to Section 10, the Plan shall remain in effect until December 31, 1998 or until the exercise, expiration or termination of all Incentive Stock Options, Options and Rights under the Plan, whichever is later; provided that no grant of an Incentive Stock Option, Option, Right or Performance Bonus shall be made under the Plan after December 31, 1994.

11. Indemnification of Committee. The Company shall indemnify, to the full extent permitted by law, each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that he, or his testator or intestate, is or was a member of the Committee.

12. Amendment of the Plan. The Board of Directors of the Company may from time to time and in the event of a change in control as defined in Section 6(e)(2) suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall increase the number of shares subject to the plan, decrease the price at which options or rights may be granted, increase the amount to be received on exercise of a right or option, materially increase the benefits accruing to participants under the Plan, or materially modify the requirements as to eligibility for participation in the Plan; and no such suspension, discontinuance, revision or amendment shall in any manner affect any option or right theretofore granted without the consent of the Grantee or the transferee of the option or right. Any Plan amendment shall be effected by action of the Committee.

13. Application of Funds. Any cash proceeds received by the Company from the issuance of Common Stock pursuant to exercise options will be used for general corporate purposes.

14. No Obligation to Exercise Incentive Stock Option, Nonqualified Stock Option or Right. The granting of an option or right shall impose no obligation upon the Grantee to exercise such optionor right.

15. Compliance with Certain Laws.

         (a) The Company intends that issuances and exercise of options and rights under the Plan comply with the requirements of Rule 16(b)-3 ("Rule 16b-3") under the Securities Exchange Act of 1934 during the term of the Plan and that issuances and exercises of Incentive Stock Options comply with Section 422A of the Internal Revenue Code of 1986, as amended. Should any provision of the Plan not be necessary to comply so with the requirements of Rule 16b-3 or Section 422A or should any additional provision be necessary for the Plan and grants and exercises thereunder to so comply, the Board of Directors of the Company or Committee may amend the Plan to add or modify provisions of the Plan accordingly.

         (b) Should any option or portion thereof designated or granted by the Committee as an Incentive Stock Option fail to meet the requirements of Section 422A, for any reason whatsoever upon the issuance, exercise, sale of shares received on the exercise or otherwise, then, in such event, the Grantee shall be deemed for all purposes of this Plan to have been granted a Nonqualified Stock Option covering the same number of shares, at the same price, with the same duration and exercisable on the same terms as the Incentive Stock Option or portion thereof which failed to meet the requirements of Section 422A.

                             GENERAL RE CORPORATION
                        1989 LONG TERM COMPENSATION PLAN
                         UK APPROVED STOCK OPTION PLAN

SPECIAL ADDENDUM FOR THE UK STOCK OPTION PLAN

This Addendum is supplemental to the 1989 Long Term Compensation Plan of General Re Corporation dated January 1, 1989, and all or any variations or amendments thereto (hereinafter together referred to as "the Main Plan") and shall apply for the purposes of granting Options to any Employee (as hereinafter defined) whose remuneration is liable to income tax under Schedule E in the United Kingdom. This Addendum shall apply in relation to all Options granted or to be granted to any such Employee, other than options specifically designated as not being granted under this Addendum. For the purposes of this Addendum, words and phrases herein mentioned shall have the meanings ascribed to them in Section 11 hereof.

1.       Purpose

The Purpose of the U.K. Plan ("this Plan") is to provide a means by which certain directors, officers and employees of General Reinsurance Limited ("Gen Re Ltd."), a United Kingdom company, and its Subsidiaries may be given an Option to purchase Common Stock of General Re Corporation, a Delaware, U.S.A. corporation ("the Company"), under a Plan approved by the Board of Inland Revenue under ICTA 1988 Schedule 9. This Plan is intended to advance the interests of Gen Re Ltd. and its Subsidiaries (hereinafter collectively referred to as "the Group") by encouraging stock ownership on the part of certain directors, officers and employees of companies within the Group ("Employees") by enabling the Group to secure and retain the services of such Employees, and by providing such Individuals with an additional incentive to advance the success of the Group. This Plan shall be available for the grant of Options to different Employees and groups of Employees and in different jurisdictions in such amounts to such Employees and on such terms as the Committee (as hereafter defined) shall in their absolute discretion at any time and from time to time determine this Plan in any way that they think fit to provide benefits to Employees in any way and to comply with the local tax laws of any jurisdiction; provided that any such variation shall not extend the terms of this Plan or the number of shares over which Options may be granted or otherwise in the opinion of the Committee (whose decision thereupon shall be conclusive) go outside the bounds, limits, and intent of this Plan.

The Committee may set out such varied Plan in an addendum to the Main Plan or in any separate document or set of documents and such plan shall have effect provided that it is expressed to be supplemental to the Main Plan.

2.       SHARES SUBJECT TO OPTION

Subject to adjustment as provided in Section 4 hereof and to the provisions of ICTA 1988, Options may be granted pursuant to the Main Plan (including grants pursuant to this Plan) by the Company from time to time to purchase up to an aggregate of 3.0 million shares of its Common Stock. Common Stock that is no longer subject to purchase pursuant to an Option granted under the Main Plan or this Plan, by reason of the expiration of an Option or otherwise, may be re-optioned under the Main Plan or this Plan. The Company shall not be required upon the exercise of any Option, to issue or deliver any Common Stock prior to the completion of such registration or other qualification of such Common Stock under any national, state or federal law, rule or regulation as the Compensation Committee shall determine to be necessary or desirable.

In the event of any recapitalization, merger, consolidation or similar transaction, the number of shares of Common Stock shall be adjusted in accordance with the provisions of Section 6(g) of the Main Plan; provided, however, that they shall first obtain the agreement of the Board of the Inland Revenue in writing and that the Auditors shall have confirmed in writing that in their opinion such adjustment is fair and reasonable and that any Option so adjusted is capable of being exercised after such adjustment as well as prior to such adjustment in respect of the same proportion of the equity capital of the Company and provided that no such adjustment shall result in the issue of Common Stock in consequence of the exercise of an Option at a price per share which is less than the nominal value thereof. Notice of any such adjustment shall be given to the Optionee by the Compensation Committee, who may call in Option Certificates for endorsement.

Provided that in the period of 10 years commencing at the Adoption Date or such shorter period as shall be determined by the Main Plan, the aggregate number of shares of Common Stock over which Options may be granted under the Main Plan (including grants under this Plan) or the Company or any other plan that is adopted by the Company shall not exceed 10 percent of the total ordinary share capital of the Company in issue at the Date of Grant.

3.       PARTICIPANTS

Persons eligible to be granted Options under this Plan shall be limited to such Employees selected by the Committee, provided, however, that no Offer of an Option shall be made to any Employee if the Date of Grant is less than 2 years before the normal retirement date under the contract of employment by virtue of which he is eligible to participate in this Plan.

Participation in this Plan by an Employee is a matter entirely separate from any pension right or entitlement he may have and from his terms or conditions of employment and participation in this Plan shall in no respects whatever affect in any way an Employee's pension rights or entitlement or terms or conditions of employment and in particular (but without limiting the generality of the foregoing words) no Employee who ceases to be a director, officer, employee of the Group shall be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under this Plan, which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise howsoever and notwithstanding that he may have been dismissed wrongfully or unfairly within the meaning of the Employment Protection (Consolidation) Act 1978.

If there shall be application for Options for more shares of Common Stock than are available under the Main Plan or any segmented part thereof or then the Committee shall have decided to grant at any point in time, the Committee shall scale down the applications or select amongst the applicants as they shall in their absolute discretion think fit to ensure that no such limit shall be exceeded.

4.       TERMS AND CONDITIONS OF OPTIONS

Options granted pursuant to this Plan shall be evidenced by agreements in such forms, not inconsistent with this Plan, as the Committee shall from time to time approve, and shall contain such terms and conditions as the Committee in its sole discretion shall determine (including, but not limited to, provisions as to the Option Price, Option Term, sequence to exercise, manner of exercise, assignability, and provision for death, disability, and termination of employment, provided that any conditions relating to a performance target to be satisfied prior to the exercise of an Option shall require the prior approval of the Inland Revenue) and the following provisions shall apply:

         (a)      Option Price and Material Interests

         The Option Price shall be determined on grant by the Committee and shall be not less than the greater of (i) Fair Market Value and (ii) the nominal value of a share of Common Stock on the Grant Date.

         (b)      Term of Option

         Each Option under this Plan shall expire one day prior to the end of ten years from the date the Option is granted or the date the Plan is terminated, except that under the circumstances described in Section 4(e), Options may expire and terminate at an earlier date.

         Except as otherwise provided in this Plan, each Option shall be exercisable at any time or from the time after the third anniversary of the Date of Grant and prior to termination of the Option unless the Committee shall in their absolute discretion waive this condition.

         (c)      Time of Granting Options

         The Grant of an Option shall occur only if, within 30 days of the Date of Grant, an Option Certificate, together with a cheque for such sum (not exceeding US $1 or its equivalent in any other currency) as the Committee may prescribe made payable to the Company in consideration of the grant of the Option, shall have been duly executed and delivered by or on behalf of the company and the Employee to whom such Option shall be granted. Options may be granted at any time hereunder provided that no Option shall be granted hereunder which grant would result or be likely to result in a breach by the Committee or the Directors or any of them of any provision of the "Model Code for Securities Transactions by Directors of Listed Companies" or any similar code adopted by the Company.

         (d)      Limitation on Amount of Option

         No Option shall be granted to an Employee if immediately following such grant he would hold Subsisting Options over Common Stock with an aggregate Subscription Price exceeding the greater of L100,000 or four times the amount of the Employee's Relevant Emoluments for the current or preceding year of assessment (whichever of those years gives the greater amount) or, if there were no Relevant Emoluments for the preceding Year of Assessment, four times the amount of the Relevant Emoluments for the period of twelve months beginning with the first day during the current Year of Assessment in respect of which there are Relevant Emoluments.

         For the purposes of this Section, Options shall include all options granted under this Plan and all options granted under any other plan approved under Schedule 9 and established by the Company or any member of the Group.

         For the purpose of calculating the limits on aggregate Subscription Price specified in Section 4(d) hereof, the Option Price of each Option expressed in US dollars shall be converted into pounds sterling at the middle spot rate of exchange quoted in New York by any recognized bank, selected by the Committee, at the close of business on the Date of Grant of each such Option granted to an Employee, and the sum of such sterling amounts shall be aggregated to give the aggregate sterling Option Price.

         (e)      Death or Cessation of Employment of Optionee

                  (i) If an Optionee dies, his legal personal representatives may exercise the Option within but not later than 12 months after the date of his death. To the extent that any Option so exercisable is not exercised within such period it shall forthwith cease and determine.

                  (ii) If an Optionee ceases to be an Employee by reason of injury, sickness, disability (evidenced to the satisfaction of the Committee) or redundancy within the meaning of the Employment Protection (Consolidation) Act 1978, he may exercise all or any of his Options within the later of the periods of:

                           (A) 12 months from such cessation; or
                           (B) 42 months from the Date of Grant.

         To the extent that any Option so exercisable is not exercised within such period it shall forthwith cease and determine.

                  (iii) If an Optionee ceases to be an Employee due to retirement at retirement age under his contract of employment he shall be entitled to (or where he retires before reaching the retirement age under his contract of employment, he may at the absolute discretion of the Committee) exercise all or any of his Options within the later of the periods of:

                           (A) 12 months from such cessation; or
                           (B) 42 months from the Date of Grant.

         To the extent that any Option so exercisable is not exercised within such period it shall forthwith cease and determine.

                  (iv) If an Optionee ceases to be an Employee for any reason other than as set out in Section 4(e)(i),(ii), and (iii), he may exercise all or any of his Options only at the absolute discretion of the Committee and where such exercise is permitted it shall be within such period as may be specified by the Committee.

         (f)      Acceleration of Options upon Change of Control

         If an event described in Section 6(e)(2) of the Main Plan occurs, all Options shall become immediately exercisable.

         (g)      Technical Loss of Employment

         If an Optionee ceases to be an Employee by reason only that his office or employment either is with a company which ceases to be an Affiliate or relates to a business or part of a business which is transferred to a person who is neither an Affiliate nor an associated company of the Company he may exercise any Option in whole or in part within 3 months of his so ceasing (subject always to any other applicable overall period for exercise of the Option). To the extent that any Option so exercisable is not exercised within such period, it shall cease and determine.

         (h)      Assignment

         No Option nor any right thereunder shall be capable of being transferred, assigned, charged or otherwise alienated, save that on the death of an Optionee, an Option amy pass to his personal representative.

         (i)      Exercise of Options

                  (i)  Options may be exercised in whole or in part.

                  (ii) In order to exercise an Option in whole or in part, the Optionee (or as the case may be, his personal representative(s)) must deliver to the Committee a notice in writing specifying the number of shares of Common Stock in respect of which the Option is being exercised accompanied by payment in full for the Common Stock in respect of which the Option is exercised. Such notice shall take effect on the day it is delivered and such day shall constitute, for all purposes, the date of exercise of such Option. Such notice shall be given only in such form as the Committee may from time to time prescribe. In the event of an Option being exercised in part only, the balance of the Option not thereby exercised shall continue to be exercisable in accordance with this Section 4 and the provisions of this rule until such time as it shall lapse in accordance with and subject to the rules of this Plan. The Option Certificate shall also be lodged with the Committee on the exercise of any Option or any part thereof.

                  (iii) As soon as practicable and in any event not less than thirty days after receipt by the Committee of such notice, Option Certificate and payment, Common Stock in respect of which the Option has been exercised shall be issued by the Committee upon definitive Stock Certificates. If, under the terms of a resolution passed or an announcement made by the Company prior to the date of exercise of an Option, a dividend is to be paid or is proposed to be paid to the holders of the Common Stock on the register of members in respect of a record date prior to such date of exercise, the Common Stock to be allotted upon such exercise will not rank for such dividend. Subject as aforesaid the Common Stock so to be allotted shall be identical and rank pari passu in all respects with the fully paid Common Stock of the same class in issue on the date of such exercise.

                  (iv) No Option may be exercised by an individual at any time when he is precluded by paragraph 8 of Schedule 9 from participating in this Plan.

5.       Administration

         (a) This Plan shall be administered by the Committee in accordance with the terms of the Main Plan.

         (b) Subject to the provisions of this Plan, the Committee shall have full power to grant Options under this Plan, to construe or interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration. Provided that no such construction, interpretation, prescription, amendment, recision, or determination shall either reduce the value of any Option or shares of Common Stock purchased pursuant to such an Option or take effect if such action would result in the loss, cancellation, or withdrawal of any relief or exemption from taxation previously applicable thereto.

         (c) Subject to the provisions of Sections 3 and 4 hereof, the Committee may, from time to time, determine which Employees shall be granted Options under this Plan, the number of shares of Common Stock subject to each Option, and the time or times at which Options shall be granted or exercised, and to grant such Options under this Plan.

         (d) No member of the Board of Directors or of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or to any Option and service on the Committee shall constitute service as a director, entitling such Committee member to indemnification and reimbursement for such service to the same extent as for service rendered as a director.

         (e) All allotments and issues of Common Stock shall be subject to any necessary consents of HM Treasury or other authorities in the United States, the United Kingdom or elsewhere under enactments or regulations for the time being in force and it shall be the responsibility and at the expense of the Company to comply with any requirements to be fulfilled in order to obtain or obviate the necessity for any such consent.

         (f) The Company shall at all times keep available for allotment authorized and unissued or treasury Common Stock of the Company at least sufficient to satisfy all subsisting Options.

         (g) Any notice or other document required to be given hereunder to any Optionee shall be delivered to him or sent by post to him at his home address according to the records of the Company or such other address as may appear to the Company to be appropriate. Any notice or other document required to be given to the Company shall be delivered or sent by post to the relevant registered office or offices. Notices sent by post shall be deemed to have been given on the day but one following the date of posting.

         (h) Optionees not otherwise entitled thereto shall be sent copies of all notices and other documents sent by the Company to its ordinary shareholders generally.


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



         (i) The decision of the Compensation Committee in any dispute or question relating to any Option shall be final and conclusive subject to the terms of this Plan.

6.       Adoption Date and Termination

         (a) The Adoption Date of this Plan is January 1, 1989.

         (b) This Plan shall terminate on December 31, 1988, but the Committee may terminate this Plan at any time prior to ten years from the Adoption Date of this Plan. Termination of this Plan shall not alter or impair, without the consent of the Optionee, any of the rights or obligations and any Option theretofore granted under this Plan.

7.       Use of Proceeds

The proceeds from the sale of shares of Common Stock pursuant to the exercise of the Options will be used for the Company's general corporate purpose.

8.       Amendments

         (1) The Committee may, with the prior written approval of the Board of Inland Revenue, from time to time, alter, amend, suspend, or discontinue this Plan, or alter or amend any and all Option agreements granted thereunder; provided, however, that no such action of the Compensation Committee may alter the provisions of this Plan so as to:

         (a) Decrease the minimum Option Price;

         (b) Extend the term of this Plan beyond ten years or the maximum term of the Options granted beyond ten years;

         (c) Withdraw the administration of the Plan from the Compensation Committee;

         (d) Permit any member of the Compensation Committee to be eligible to receive or hold an Option under this Plan;

         (e) Alter any outstanding Option Agreement to the detriment of the Optionee without his consent;

         (f) Decrease, directly or indirectly (by cancellation and substitution of Options or otherwise), the Option Price applicable to any Option granted under this Plan.

         (2)(a) Notwithstanding the provisions of this Section 8(2), the Compensation Committee may at any time make such alterations (including additions) to this Plan as are necessary to secure that this Plan receives initial approval from the Board of Inland Revenue under
         Schedule 9.

         (b) Subject to Section 8(2)(d) the Directors may, from time to time at their absolute discretion, amend, waive, or replace any of the provisions of this Plan provided that, except with the prior approval of the Company's shareholders,

                  (i) no amendment, waiver, or replacement to the advantage of Optionees shall be made to Sections 1 and 2 or this Section 8(2)(b) or 8(2)(d) of the Plan or to the definitions of Employee, Common Stock, Option Price, Date of Grant, Market Value or Relevant Emoluments; and

                  (ii) the effect of Sections 3, 4 and 5 of this Plan shall not be altered.

         (c) No amendment, waiver, or replacement to this Plan shall be made which would have the effect of abrogating or altering adversely any of the subsisting rights of Optionees except with consent on their part.

         (d) No amendment to this Plan shall be made without the prior approval of the Board of Inland Revenue in writing.

         (e) Written notice of any amendment made or to be made in accordance with this Section B shall be given to all Optionees.

9.       Governing Law

This Plan shall (notwithstanding the law applicable to any other contract with an Employee) be construed according to the laws of England.

10.      Inland Revenue Requirements

The Company shall provide to the Inland Revenue, within such time as the Inland Revenue may direct, information requested by the Inland Revenue under paragraph 6 of Schedule 9 and an Optionee shall:

                  (i) provide to the Company in timely fashion such information as the Company shall reasonably request; and

                  (ii) consent to the Company providing information concerning him to the Inland Revenue,

for the purpose of complying with such a request from the Inland Revenue.

11.      Definitions

For the purpose of interpreting and construing this Plan (except where the context otherwise requires), the following expressions shall have the meaning ascribed to them as set out below:

Adoption Date - The date on which the U.K. Plan is approved by the resolution of the shareholders of the Company;

Auditors - The Auditors for the time being of the Company;

Affiliates - A company which is controlled by the Company within the meaning of
Section 804 of ICTA 1988;

Balance Option Certificates - The certificates issued to an Optionee in accordance with Section 3;

The Capital Gains Tax Act 1979 - The Capital Gains Tax Act 1979 of the United Kingdom;

Close Company - A company which is a Close Company within the meaning of the Income and Corporation Taxes Act 1988 as amended for the purpose of Schedule 9;

The Committee - The Compensation Committee of the Board of Directors of the Company as described in Section 3(a) of the Main Plan;

Companies Act 1985 - The Companies Act 1985 of the United Kingdom;

Date of Grant - The date on which the Committee resolves to grant an Option;

The Directors - The Board of Directors of the Company or a duly authorized committee thereof;

Employee - An employee (other than a director) of a company which is a member of the Group whose hours of work for such member of the Group exceeds 20 hours per week or a full time director of a company which is a member of the Group whose hours of work for such member of the Group exceed 25 hours per week in both cases exclusive of meal breaks, and is not precluded by paragraph 8 of Schedule 9 from participating in this Plan;

Fair Market Value - The Market Value of a share of Common Stock subject to the Option Agreement on the dated Grant or such earlier date or dates as may be agreed in writing with the Board of Inland Revenue of the United Kingdom;

The Group - General Reinsurance Limited or any Affiliate for the time being designated by the Committee as a member of the Group for the purposes of this Plan or, where the context so permits, any one or more of them;

ICTA 1988 - The Income and Corporation Taxes Act 1988 of the United Kingdom;

Market Value - On any day the market value of a share of Common Stock determined in accordance with the provisions of Part VIII of the Capital Gains Tax Act 1979 and as agreed with the Board of Inland Revenue on or before that day;

Option - A right to subscribe for Common Stock at the Option Price granted to an Employee under the provisions of this Plan and for the time being subsisting;

Optionee - Any person who holds an Option or (where the context admits) his legal personal representatives;

Option Certificate - A certificate issued to an Optionee in accordance with
Section 4;

Option Price - The price per share of common stock of General Re Corporation, par value $.50 per share which satisfies the conditions specified in paragraphs 10-14 inclusive of Schedule 9;

This Plan - The Main Plan as varied by this Addendum;

Relevant Emoluments - Emoluments of an Employee of the office or employment by virtue of which he is eligible to participate in the U.K. Plan as are liable to be paid under deduction of tax pursuant to Section 203 of the Income and Corporation Taxes Act 1988 after deducting therefrom amounts included by virtue of Chapter ii of Part V of the Income and Corporation Taxes Act of 1988;

Schedule 9 - Schedule 9 to the Income and Corporation Taxes Act of 1988;

Subscription Price - The amount payable in relation to the exercise of an Option, being the amount after any adjustment pursuant to Section 2 of the relevant Option price multiplied by the number of Shares of Common Stock in respect of which the Option is exercised;

Subsidiaries - Any subsidiary corporation of General Reinsurance Limited within the meaning of Section 736 of the Companies Act of 1985;

Subsisting Option - An Option which has neither lapsed nor been exercised;

Year of Assessment - a fiscal year from April 6th to April 5th;

For the purposes of this Plan:

         (a) where words denote the masculine gender they shall for the purposes of interpretation include the feminine and neuter genders and vice versa;

         (b) where words denote the singular they shall for the purposes of interpretation include the plural and vice versa;

         (c) unless the context otherwise require words have the same meanings as in Schedule 9 of Sections 185 and 187 of ICTA 1988;

         (d) when referring to any enactment being construed as a reference to that enactment as for the time being amended or re-enacted;

         (e) when referring to Sections throughout this Plan be taken to refer to the Sections of this Plan.